Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT 1. AMENDMENT TO INVITATION FOR BIDS NO.: 2. EFFECTIVE DATE 09/13/2012 PAGE 1 OF 2 PAGES 3. ISSUED BY DLA Disposition Services National Sales Office 74 North Washington Street Battle Creek, MI 49017-3092 4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED 5. AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6) DATED MODIFICATION OF CONTRACT NO. (See Item 8) DATED 07/31/2008 6. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods: (a) By signing and returning copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the bid submitted; or (c) By separate letter or telegram which induces a reference to the invitation for bids and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified. 7. ACCOUNTING AND APPROPRIATION DATA (If required) 8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of Mutual Agreement for Contract 08-0001-0001 9. DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect) Whereas Contract 08-0001-0001 was entered into on July 31, 2008 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinafter referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid (IFB) 08-0001: THE HOUR AND DATE FOR RECEIPT OF BIDS (LOCAL TIME) IS NOT EXTENDED. IS EXTENDED UNTIL O’CLOCK M DATE 10. BIDDER/PURCHASE NAME AND ADDRESS (include ZIP Code) 11. BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT Liquidity Services, Incorporated 1920 L Street, NW, 6th Floor Washington, DC 20036 PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE 12. SIGNATURE FOR BIDDER/PURCHASER BY (Signature of person authorized to sign) 15. UNITED STATES OF AMERICA BY (Signature of Contracting Officer) 13. NAME AND TITLE OF SIGNER (Type or print) THOMAS B. BURTON President 14. DATE SIGNED 16. NAME OF CONTRACTING OFFICER (Type or print) 17. DATE SIGNED 09/13/2012 REBECCA BELLINGER 09/13/2012 AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable STANDARD FORM 114D (REV. 1-94) Prescribed by GSA FPMR (41 CFR) 101-45.3.

CONTRACT NUMBER 08-0001-0001 Supplemental Agreement 6 Page 2 WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office. WHEREAS, Supplemental Agreement 4 dated 08/19/2011, states, Contract 08-0001-0001, Article Four, Section 1 is changed to read: Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a thirty-six (36) month period from the date of Delivery Order 5. Based on Government requirements, DLA Disposition Services has determined it is in the best interest of the Government to extend the performance period for this contract by one year, thus providing property for a forty-eight (48) month period from the date of Delivery Order 5. The total duration of this contract, including the exercise option years shall not exceed sixty (60) months or five (5) years. NOW THEREFORE, it is mutually agreed between the Government and the Contractor hereto that the following changes are in effect: Contract 08-0001-0001, Article Four, Section 1, PERFORMANCE PERIOD, is changed to read: Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a thirty-six (36) month period from the date of Delivery Order 5. Based on Government requirements, DLA Disposition Services has determined it is in the best interest of the Government to extend the performance period for this contract, thus providing property for a sixty (60) month period from the date of Delivery Order 5. The total duration of this contract, including the exercise option years shall not exceed sixty (60) months or five (5) years. ////////////////////////////////////NOTHING FOLLOWS//////////////////////////////////